Exhibit 10.33

PROMISSORY NOTE

$1,000,000	December 31, 2024

For value received, the undersigned, NextTrip, Inc. at address 3900 Paseo del Sol, Santa Fe NM 87507 (the “Borrower”), promises to pay AOS Holdings, LLC (the “Lender”), the sum of $1,000,000 plus an interest rate of 15% per annum prepaid interest.

The Parties further agree that all Interest on the loan will be prepaid in the form of $150,000 of NextTrip Inc. Preferred I shares. (NOTE: The Preferred I share is convertible at the holder’s option into NextTrip Inc. Common shares at a price of $3.02 per share).

The Lender will fund the Borrower as follows:

i)	$500,000 on or before December 19th, 2024

AND

ii)	$500,000 on or before January 15th, 2025.

I.	TERMS OF REPAYMENT

A.	Payments

Any unpaid principal shall be payable in full the earlier of the date the company completes a financing of $5 million or greater, OR by December 19th, 2025 (the “Due Date”).

B.	Application of Payments

Payment on this Note shall be in a lump sum by the Due Date.

C.	Acceleration of Debt

If any payment obligation under this Note is not paid when due, then the remaining unpaid principal balance and interest become due immediately at the option of the Lender.

II.	PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

III.	COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

IV.	DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1)	the failure of the Borrower to pay the principal and premium when due.

2)	the liquidation, dissolution, incompetency, or death of the Borrower.

3)	the filing of bankruptcy proceedings involving the Borrower as a debtor.

4)	the application for the appointment of a receiver for the Borrower.

5)	the making of a general assignment for the benefit of the Borrower’s creditors.

6)	the insolvency of the Borrower.

7)	a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

8)	the sale of a material portion of the business or assets of the Borrower.

V.	SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

VI.	MISCELLANEOUS

All payments of principal and premium on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and demand of this Note.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender’s option.

This note may not be amended without the written approval of the holder/lender.

NextTrip will agree to file a resale registration statement within 30 days of clearing its Registration statement with Benchmark Securities.

VII.	GOVERNING LAW

This Note shall be construed in accordance with the laws of the State of New Mexico.

VIII.	AWARD OF WARRANTS

In addition to paying the principal and premium amount of this note by the due date, NextTrip, Inc. shall award the Lender:

i)	250,000 common stock warrants with an exercise price of $4.00 AND 250,000 common stock Cashless warrants with an exercise price of $4.00 on the initial $500,000 loan,

AND

ii)	250,000 common stock warrants with an exercise price of $4.00 AND 250,000 common stock Cashless warrants with an exercise price of $4.00 on the second $500,000 loan.

IX.	. SIGNATURES

This Note shall be signed by Denis Suggs and William R. Kerby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Lender: AOS Holdings, LLC	Borrower: NextTrip, Inc.

Denis Suggs	William R Kerby
Printed Individual/Representative Name	Printed Individual/Representative Name

/s/ Denis Suggs	/s/ William R. Kerby
Lender Signature	Borrower Signature

Managing Member	CEO
Title, If Applicable	Title, If Applicable